Hanlon Managed Income Fund

Hanlon Tactical Dividend and Momentum Fund

PROSPECTUS

November 28, 2017

Hanlon Managed Income Fund

Class A	HANAX
Class C	HANCX
Class I	HANIX
Class R	HANRX

Hanlon Tactical Dividend and Momentum Fund

Class A	HTDAX
Class C	HTDCX
Class I	HTDIX
Class R	HTDRX

www.HanlonFunds.com

1-844-828-3212

This Prospectus provides important information about the Hanlon Managed Income Fund and the Hanlon Tactical Dividend and Momentum Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY: HANLON MANAGED INCOME FUND	1
FUND SUMMARY: HANLON TACTICAL DIVIDEND AND MOMENTUM FUND	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Hanlon Managed Income Fund	10
Investment Objective	10
Principal Investment Strategies	10
Hanlon Tactical Dividend and Momentum Fund	10
Investment Objective	10
Principal Investment Strategies	10
Principal Risk Factors	11
Portfolio Holdings Disclosure	15
MANAGEMENT	15
Investment Adviser	15
Portfolio Manager	16
HOW SHARES ARE PRICED	16
HOW TO PURCHASE SHARES	17
Share Classes	17
Class A	17
Class C	19
Class I	20
Class R	21
Factors to Consider When Choosing a Share Class	21
Purchasing Shares	21
Minimum and Additional Investment Amounts	22
When Order is Processed	22
Good Order	22
Retirement Plans	22
HOW TO REDEEM SHARES	22
Redeeming Shares	22
Good Order	23
When You Need Medallion Signature Guarantees	23
Retirement Plans	24
Low Balances	24
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	24
EXCHANGE PRIVILEGE	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	25
Dividends and Distributions	25
Taxes	25
Income Dividends and Capital Gains	25
Non-U.S. Persons	25
Annual Notifications	25
DISTRIBUTION OF SHARES	26
Distributor	26
Distribution Fees	26
Additional Compensation to Financial Intermediaries	26
Householding	26
FINANCIAL HIGHLIGHTS	27
PRIVACY NOTICE	35
i

FUND SUMMARy: Hanlon Managed Income Fund

Investment Objective: The Fund seeks to provide current income, capital preservation and positive risk-adjusted returns.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and the section entitled How to Purchase Shares in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.25%	1.00%	None	0.40%
Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(2)	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.88%	2.63%	1.63%	2.03%
(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $1 million or more (see “How to Purchase Shares” below) on shares sold within 1-year of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$755	$1,132	$1,533	$2,649
Class C	$266	$817	$1,395	$2,964
Class I	$166	$514	$887	$1,933
Class R	$206	$637	$1,093	$2,358
Investor Class	$266	$817	$1,395	$2,964

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended July 31, 2017, the Fund’s portfolio turnover rate was 933% of the average value of its portfolio.

Principal Investment Strategies: The Fund is a tactical asset allocation fund, investing primarily in exchange-traded funds (“ETFs”) and shares of other investment companies (collectively, “underlying funds”). Using a proprietary investment model, the Fund allocates up to 100% of its portfolio in fixed-income underlying funds, including those classified as high-yield bond (also known as “junk bond”) funds. The Fund may also invest all or a portion of its assets in high dividend paying stocks and fixed-income securities. The Fund (or any underlying fund in which the Fund may invest) may sell securities short or leverage its assets by borrowing money from a bank in an amount of up to one-third of its assets (which includes the borrowed amount). For short-term defensive purposes, when the Adviser determines to hold an investment rather than to liquidate it, the Fund may take short or long positions in underlying funds, including inverse-leveraged ETFs.

1

The Fund uses technical analysis and trend-following to tactically manage the Fund, seeking to avoid large losses in the value of Fund assets. The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents. The Fund may, at times, invest in underlying funds for hedging purposes.

The Fund may invest directly or indirectly in fixed income securities of any maturity or quality, including securities rated below investment grade (often referred to as “high yield” or “junk” bonds). The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, including emerging market securities.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or the Fund’s, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
•	Emerging Markets Risk. The risks associated with foreign (non-U.S.) investments may be more pronounced for investments in issuers in emerging market countries.
•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•	Fixed Income Securities Risk. When the Fund invests directly or indirectly in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•	Hedging Transactions Risk. The Fund may, at times, invest in other ETFs for hedging purposes. The success of the Fund’s hedging strategy will be subject to the adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Fund’s adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs
•	High-Yield Risk. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
2

o	Inverse, Leveraged and Inverse-Leveraged ETFs Risk. The Fund may invest in inverse, leveraged and inverse-leveraged ETFs. Inverse ETFs generally use derivatives that are designed to produce returns that move in the opposite direction of the indexes they track, meaning that that when the value of the index rises, the inverse ETF suffers a loss. Leveraged ETFs attempt to provide a multiple of the performance of an index. An ETF that utilizes leverage may be more volatile than an ETF that does not because leverage tends to exaggerate any effect on the value of the portfolio securities. Inverse-leveraged ETFs seek returns that correspond to a multiple of the inverse of the performance of an index. Because inverse, leveraged or inverse-leveraged ETFs typically seek to obtain their objective on a daily basis, holding such ETFs for longer than a day will produce the result of the ETF’s return for each day compounded over the period, which usually will differ from the actual multiple (or inverse) of the return of the ETF’s index for the period, particularly when the index experiences large ups and downs.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
•	Leveraging Risk. The use of leverage, such as borrowing for investment purposes, will magnify the Fund’s gains or losses. The use of leverage may further cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Non-Diversification Risk. The Fund is non-diversified, and thus may invest its assets in a smaller number of companies or instruments than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
•	Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.
•	Short Sales Risk. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.
3

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index. Returns for Class A, Class C, Class R and Investor Class shares, which are not presented, will vary from the returns of Class I shares. Class A, Class C, Class R and Investor Class shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. You should be aware of the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.HanlonFunds.com or by calling 1-844-828-3212.

Performance Bar Chart for the Calendar Year Ended December 31st:

Highest Quarter:	06/30/2016	4.32%
Lowest Quarter:	09/30/2016	-1.17%

The Fund’s year to date return for the period ended September 30, 2017 was: 2.46%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2016)

Class I Shares	One Year	Since Inception(1)
Return before taxes	5.57%	2.17%
Return after taxes on Distributions	3.45%	0.42%
Return after taxes on Distributions and Sale of Fund Shares	3.15%	0.87%
Class A Shares
Return before taxes	-0.61%	-2.48%
Class C Shares
Return before taxes	4.96%	1.56%
Class R Shares
Return before taxes	5.54%	2.14%
Bloomberg Barclays Capital U.S. Treasury Bill 1-3 Month Index (2) (reflects no deduction for fees, expenses or taxes)	0.26%	0.21%
(1)	The inception date of the Fund is September 9, 2015.
(2)	The Bloomberg Barclays Capital U.S. Treasury Bill 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

After-tax returns are shown for Class I shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Hanlon Investment Management, Inc. (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by John J. (“Sean”) Hanlon, IV, CFP®, the founder, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Hanlon has managed the Fund since its inception in September 2015.

4

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-844-828-3212, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
C	$2,500	$500
I	$100,000	$500
R	$2,500	$500
Investor	$2,500	$500

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARy: Hanlon Tactical Dividend and Momentum Fund

Investment Objective: The Fund seeks to provide capital appreciation and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and the section entitled How to Purchase Shares in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.25%	1.00%	None	0.40%	1.00%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%	1.75%	2.35%
(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $1 million or more (see “How to Purchase Shares” below) on shares sold within 1-year of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,051	$1,396	$2,366
Class C	$238	$733	$1,255	$2,686
Class I	$137	$428	$739	$1,624
Class R	$178	$551	$949	$2,062
Investor Class	$238	$733	$1,255	$2,686

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended July 31, 2017, the Fund’s portfolio turnover rate was 384% of the average value of its portfolio.

Principal Investment Strategies: The Fund follows, when appropriate, a rules-based investment strategy, that includes both a sector tactical overlay and ranking selection strategy among the ten major economic sectors in the U.S. economy. The Adviser may also exercise its discretion in applying the rules based investment strategy, when, in its opinion, a discretionary management approach would be more appropriate. These ten sectors include: consumer discretionary; consumer staples; energy; financials; health care; industrials; information technology; materials; real estate and utilities.

When the tactical algorithms determine that a sector is on a “buy,” the Fund may invest in any number of the highest dividend yielding and highest momentum stocks from that particular sector. Dividend yield is determined as the total of all trailing 12-month regular dividends, divided by the current market price for each stock. A ranking by dividend yield of all stocks in the sector is made and the highest dividend stocks may be selected. Momentum is determined by a proprietary factor calculation of the rate of change for each stock over the prior 64 day and prior 18 day time periods. A ranking by momentum of all stocks in the sector is made and the top momentum based stocks may be selected.

6

The Adviser selects the stocks as of the date of the initial investment or tactical reinvestment in the sector. The Adviser may also elect to remove or replace any number of the stocks at any time. When a sector is on a buy, the Adviser may invest all or a portion of the allocation into that sector, up to its market cap weighting, into any combination and weighting of individual stocks or Exchange Traded Funds (“ETFs”). When all ten sectors are on a buy, the Fund may be fully invested in a combination of stocks and ETFs in each sector. Under these circumstances, the Fund will invest up to a market cap weighted amount of its assets in each of the ten sectors. The market cap weight amount of each sector shall be determined by the percentage that the individual sector is represented in the S&P 500 Index as of the end of the previous calendar month. Under certain circumstances, the Fund may be over weighted in one or more sectors because of market appreciation or if the Adviser believes that different weightings are appropriate. The Adviser may also choose to invest into the entire sector by buying an ETF representing all constituent stocks of that sector that are in the S&P 500 or in one or more ETFs representing a portion of a sector.

When the tactical algorithms and the Adviser, in its discretion, determines that a sector is not on a “buy,” the Fund will move to a defensive position with respect to that sector, and will hold cash and/or cash equivalents instead of investing in stocks or ETFs from the sector. When none of the sectors is on a buy, the Fund will be fully defensive, meaning that all of the Fund’s assets will be invested in cash and/or cash equivalents. Accordingly, the Fund may invest all or a substantial portion of its assets in cash and/or cash equivalents, and may invest in a smaller number of holdings.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
o	Dividend-Yielding Companies Risk. A company that has historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the company’s stock and lower performance of the Fund.
o	Momentum Investing Risk. An investment in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may experience greater price volatility than other equity securities, which may negatively impact the investment performance of the Fund.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Sector Risk. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and, as a result, the Fund’s performance may be adversely impacted by events or developments affecting a sector or group of sectors.
•	Small Number of Holdings Risk. To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
7

•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.
•	Technology Securities Risk. The Fund may invest a substantial portion of its assets directly or indirectly in securities issued by technology companies. Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.
•	Real Estate Securities Risk. Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets.
•	REIT Risk. The Fund’s investments will be affected by factors affecting real estate investment trusts (“REITs”) and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. Although the Fund will not invest directly in REITs, certain of the ETFs in which the Fund may invest may purchase REITs.
•	Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.
•	Large Capitalization Risk is the risk that large cap companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index. Returns for Class A, Class C shares, Class R and Investor Class Shares which are not presented, will vary from the returns of Class I shares. You should be aware of the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.HanlonFunds.com or by calling 1-844-828-3212.

Performance Bar Chart for the Calendar Year Ended December 31st:

Highest Quarter:	12/31/2016	0.51%
Lowest Quarter:	09/30/2016	-3.02%

The Fund’s year to date return for the period ended September 30, 2017 was: 7.90%

8

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2016)

Class I Shares	One Year	Since Inception(1)
Return before taxes	-4.91%	-4.70%
Return after taxes on Distributions	-5.19%	-4.99%
Return after taxes on Distributions and Sale of Fund Shares	-2.54%	-3.58%
Class A Shares
Return before taxes	-10.53%	-9.00%
Class C Shares
Return before taxes	-5.67%	-5.43%
Class R Shares
Return before taxes	-5.52%	-5.24%
S&P 500 Total Return Index (2) (reflects no deduction for fees, expenses or taxes)	11.96%	13.93%
(1)	The inception date of the Fund is September 9, 2015.
(2)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Investment Adviser: Hanlon Investment Management, Inc. (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by John J. (“Sean”) Hanlon, IV, CFP®, the Founder, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Hanlon has managed the Fund since its inception in September 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-844-828-3212, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
C	$2,500	$500
I	$100,000	$500
R	$2,500	$500
Investor	$2,500	$500

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in the Hanlon Managed Income Fund and the Hanlon Tactical Dividend and Momentum Fund (each a “Fund” and together, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

Hanlon Managed Income Fund

Investment Objective: The Hanlon Managed Income Fund seeks to provide current income, capital preservation and positive risk-adjusted returns. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies: The Hanlon Managed Income Fund is a tactical asset allocation fund, investing primarily in ETFs and shares of other investment companies (collectively, “underlying funds”). Using a proprietary investment model, the Fund allocates up to 100% of its portfolio in fixed-income underlying funds, including those classified as high-yield bond (also known as “junk bond”) funds. The Fund may also invest all or a portion of its assets in high dividend paying stocks and fixed-income securities. The Fund (or any underlying fund in which the Fund may invest) may sell securities short or leverage its assets by borrowing money from a bank in an amount of up to one-third of its assets (which includes the borrowed amount). For short-term defensive purposes, when the Adviser determines to hold an investment rather than to liquidate it, the Fund may take short or long positions in underlying funds, including inverse-leveraged ETFs.

The Fund uses technical analysis and trend-following to tactically manage the Fund, seeking to avoid large losses in the value of Fund assets. The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash, cash equivalents or US Treasury investments. The Fund may, at times, invest in underlying funds for hedging purposes.

The Fund may invest directly or indirectly in fixed income securities of any maturity or quality, including securities rated below investment grade (often referred to as “high yield” or “junk” bonds). The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, including emerging market securities.

The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments, cash and U.S. Treasury investments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

Hanlon Tactical Dividend and Momentum Fund

Investment Objective: The Hanlon Tactical Dividend and Momentum Fund seeks to provide capital appreciation and current income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies: The Fund follows, when appropriate, a rules-based investment strategy, that includes both a sector tactical overlay and ranking selection strategy among the ten major economic sectors in the U.S. economy. The Adviser may also exercise its discretion in applying the rules based investment strategy, when, in its opinion, a discretionary management approach would be more appropriate. These ten sectors include: consumer discretionary; consumer staples; energy; financials; health care; industrials; information technology; materials; real estate and utilities.

When the tactical algorithms determine that a sector is on a “buy,” the Fund may invest in any number of the highest dividend yielding and highest momentum stocks from that particular sector. Dividend yield is determined as the total of all trailing 12-month regular dividends, divided by the current market price for each stock. A ranking by dividend yield of all stocks in the sector is made and the highest dividend stocks may be selected. Momentum is determined by a proprietary factor calculation of the rate of change for each stock over the prior 64 day and prior 18 day time periods. A ranking by momentum of all stocks in the sector is made and the top momentum based stocks may be selected. The Adviser selects the stocks as of the date of the initial investment or tactical reinvestment in the sector. The Adviser may also elect to remove or replace any number of the stocks at any time. When a sector is on a buy, the Adviser may invest all or a portion of the allocation into that sector, up to its market cap weighting, into any combination and weighting of individual stocks or Exchange Traded Funds (“ETFs”). When all ten sectors are on a buy, the Fund may be fully invested in a combination of stocks and ETFs in each sector. Under these circumstances, the Fund will invest up to a market cap weighted amount of its assets in each of the ten sectors. The market cap weight amount of each sector shall be determined by the percentage that the individual sector is represented in the S&P 500 Index as of the end of the previous calendar month. Under certain circumstances, the Fund may be over weighted in one or more sectors because of market appreciation or if the Adviser believes that different weightings are appropriate. The Adviser may also choose to invest into the entire sector by buying an ETF representing all constituent stocks of that sector that are in the S&P 500 or in one or more ETFs representing a portion of a sector.

10

When the tactical algorithms and the Adviser, in its discretion, determines that a sector is not on a “buy,” the Fund will move to a defensive position with respect to that sector, and will hold cash and/or cash equivalents instead of investing in stocks or ETFs from the sector. When none of the sectors is on a buy, the Fund will be fully defensive, meaning that all of the Fund’s assets will be invested in cash and/or cash equivalents. Accordingly, the Fund may invest all or a substantial portion of its assets in cash and/or cash equivalents, and may invest in a smaller number of holdings.

Principal Risk Factors

Equity Risk

Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•	Dividend-Yielding Companies Risk (Hanlon Tactical Dividend and Momentum Fund only). A company that has historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the company’s stock and lower performance of the Hanlon Tactical Dividend and Momentum Fund.
•	Momentum Investing Risk (Hanlon Tactical Dividend and Momentum Fund only). An investment in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may experience greater price volatility than other equity securities, which may negatively impact the investment performance of the Hanlon Tactical Dividend and Momentum Fund.

Market Risk

Overall equity market risk, including volatility, may affect the value of individual instruments in which a Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of a Fund’s investments goes down, your investment in such Fund decreases in value and you could lose money.

Market Events Risk

There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Rules-Based Strategy Risk

A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.

Investment Companies and Exchange-Traded Funds (“ETFs”) Risk

When the Funds invest in other investment companies, including ETFs, they will bear additional expenses based on the Fund’s pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. In addition, the risk of owning shares of another investment company or an ETF generally reflects the risks of owning the underlying investments such investment company or ETF holds. A Fund also will incur brokerage costs when it purchases and sells ETFs. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

•	Inverse, Leveraged and Inverse-Leveraged ETFs Risk. The Hanlon Managed Income Fund may invest in inverse, leveraged and inverse-leveraged ETFs. Inverse ETFs generally use derivatives that are designed to produce returns that move in the opposite direction of the indexes they track, meaning that that when the value of the index rises, the inverse ETF suffers a loss. Leveraged ETFs attempt to provide a multiple of the performance of an index. An ETF that utilizes leverage may be more volatile than an ETF that does not because leverage tends to exaggerate any effect on the value of the portfolio securities. Inverse-leveraged ETFs seek returns that correspond to a multiple of the inverse of the performance
11

of an index. Because inverse, leveraged or inverse-leveraged ETFs typically seek to obtain their objective on a daily basis, holding such ETFs for longer than a day will produce the result of the ETF’s return for each day compounded over the period, which usually will differ from the actual multiple (or inverse) of the return of the ETF’s index for the period, particularly when the index experiences large ups and downs.

Fixed Income Securities Risk (Hanlon Managed Income Fund only)

Fixed income securities are subject to interest rate risk, call risk, credit risk, prepayment and extension risk, and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Current interest rates are at or near historic lows, and future as the Federal Reserve Board has begun tapering its quantitative easing program and in December of 2015 raised the federal funds rate, there is a risk that interest rates will rise. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund's performance. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities.

•	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
•	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Hanlon Managed Income Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
•	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
•	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Hanlon Managed Income Fund’s sensitivity to rising rates and its potential for price declines.
•	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Hanlon Managed Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

High-Yield Risk (Hanlon Managed Income Fund only)

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve a greater risk of default or price changes than higher rated debt instruments. An economic turndown or period of rising interest rates could adversely affect the liquidity and value of these securities. If the issuer of a security is in default with respect to interest or principal payments, the underlying investment company or ETF could lose its entire investment.

12

Short Sales Risk (Hanlon Managed Income Fund only)

Positions in shorted securities are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Hanlon Managed Income Fund’s return, and may result in higher taxes.

Leveraging Risk (Hanlon Managed Income Fund only)

The use of leverage, such as borrowing for investment purposes, will magnify the Hanlon Managed Income Fund’s gains or losses. The use of leverage may further cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. These costs may exceed the gain on securities purchased with borrowed funds, which will diminish the Fund’s investment performance. Increased operating costs, including the financing cost associated with any leverage, may also impact the Fund’s investment performance. The Fund may also be required to pay fees in connection with borrowings, including loan syndication fees or commitment and administrative fees in connection with a line of credit.

The Hanlon Managed Income Fund may be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Successful use of borrowing depends on the adviser’s ability to predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments.

Hedging Transactions Risk (Hanlon Managed Income Fund only)

The Hanlon Managed Income Fund may, at times, invest in other ETFs for hedging purposes. The success of the Fund’s hedging strategy will be subject to the adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Hanlon Managed Income Fund’s adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs that may reduce the Fund’s performance. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Foreign (Non-U.S.) Investment Risk (Hanlon Managed Income Fund only)

Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. To the extent that the Hanlon Managed Income Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Recently, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the European Union (“EU”). The Fund may be exposed to risks related to the UK’s withdrawal from the EU, including volatile trading markets and significant unpredictable currency fluctuations. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Greece has recently experienced political pressure to hold a similar referendum election. Further insecurity in EU membership or the abandonments of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies Located in EU countries or in underlying funds that hold such securities. The potential impact of these actions, if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

13

Emerging Markets Risk (Hanlon Managed Income Fund only)

The risks associated with foreign (non-U.S.) investments may be more pronounced for investments in issuers in emerging market countries. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Sector Risk (Hanlon Tactical Dividend and Momentum Fund only)

The Hanlon Tactical Dividend and Momentum Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and, as a result, the Fund’s performance may be adversely impacted by events or developments affecting a sector or group of sectors. Securities within the same group of industries may decline in price due to sector-specific market or economic developments.

Small Number of Holdings Risk (Hanlon Tactical Dividend and Momentum Fund only)

To the extent the Hanlon Tactical Dividend and Momentum Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

Management Risk

The Funds’ investment strategies may not result in an increase in the value of your investment in a Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of a Fund. In addition, the Funds’ tactical asset allocation strategy may be unsuccessful and may cause the Funds to miss attractive investment opportunities while in a defensive position.

Issuer-Specific Risk

The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Cash Positions Risk

The Funds may hold a significant position in cash, cash equivalent securities and U.S. Treasury investments. When a Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, such Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Non-Diversification Risk (Hanlon Managed Income Fund only)

The Hanlon Managed Income Fund is non-diversified, meaning the Fund may invest its assets in a smaller number of companies or instruments than many other funds. As a result, changes in the value of a single investment may have a significant effect on the Fund’s net asset value. Lack of broad diversification also may cause the Fund to be more susceptible to specific economic, political or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements of a regulated investment company under section 851 of the Internal Revenue Code, those requirements are not as stringent as those required of a diversified fund under the 1940 Act.

Securities Lending Risk

Each Fund may seek to increase its income by lending portfolio securities to institutions, such as banks and certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. The value of the securities loaned by a Fund will not exceed 331/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

Cybersecurity Risk

There is risk to a Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes a Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Funds or their service providers may adversely impact a Fund or its shareholders.

14

Portfolio Turnover Risk

The Funds may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Technology Securities Risk (Hanlon Tactical Dividend and Momentum Fund only)

Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

Real Estate Securities Risk (Hanlon Tactical Dividend and Momentum Fund only)

Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets.

REIT Risk (Hanlon Tactical Dividend and Momentum Fund only)

The Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. Although the Fund will not invest directly in REITs, certain of the ETFs in which the Fund may invest may purchase REITs.

Large Capitalization Risk (Hanlon Tactical Dividend and Momentum Fund only)

Large capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-844-828-3212.

MANAGEMENT

Investment Adviser

Hanlon Investment Management, Inc. serves as the investment adviser to the Funds. Its principal offices are located at
3393 Bargaintown Road, Egg Harbor Township, NJ 08234. The Adviser is an SEC-registered independent investment management firm founded in 1999 and has approximately $1.85 billion in assets under management as of July 31, 2017. Subject to the supervision of the Funds’ Board of Trustees, the Adviser is responsible for managing the Funds’ investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Funds and the Adviser.

The Adviser has entered into an advisory agreement with the Funds, whereby the Adviser is entitled to receive an annual fee equal to 1.00% of each Fund’s average daily net assets. For the fiscal year ended July 31, 2017, the aggregate fees paid to the Adviser were 1.00% and 1.00% of the Hanlon Managed Income Fund’s and Hanlon Tactical Dividend and Momentum Fund’s average daily net assets, respectively. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

15

The Adviser has contractually agreed to reduce each Fund’s fees and/or absorb expenses of each Fund until at least November 28, 2018 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which a Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) of each Fund do not exceed 1.70%, 2.45%, 1.45%, 1.85% and 2.45% of average daily net assets attributable to Class A, Class C, Class I, Class R and Investor Class shares, respectively. This agreement may be terminated with respect to a Fund by the Board of Trustees on 60 days’ written notice to the Adviser. These expense reimbursements are subject to possible recoupment from a Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Funds’ semi-annual shareholder report dated January 31, 2017.

Portfolio Manager

John J. (“Sean”) Hanlon, IV, CFP®

Sean Hanlon, CFP®, founded Hanlon Investment Management, Inc. in 1999 and currently serves as Chairman, Chief Executive Officer and Chief Investment Officer. He serves on the Board of Trustees of the Stevens Institute of Technology, where he is Chairman of the Investment Committee and a member of the Finance Committee. He is also Chairman of the Advisory Board for the Stevens Financial Systems Center. Mr. Hanlon earned a Bachelor’s degree in mechanical engineering from the Stevens Institute of Technology in 1980.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Funds.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets - liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the last bid and ask price on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Fund’s management, (ii) administrator, and (iii) Adviser. The fair value committee may also enlist third-party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

16

The Funds may use independent pricing services to assist in calculating the fair market value of a Fund’s securities. In addition, market prices for foreign (non-U.S.) securities are not determined at the same time of day as the NAV for a Fund. To the extent a Fund invests in ETFs that hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares because these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares.

In computing the NAV, each Fund values foreign (non-U.S.) securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign (non-U.S.) securities, occur after the close of trading on a foreign (non-U.S.) market but before each Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before each Fund calculates its NAV, the Adviser may need to price the security using each Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes five classes of shares offered by each Fund: Class A, Class C, Class I, Class R and Investor Class. Each Fund offers these five classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are sales charges, ongoing fees and minimum investment requirements. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in each Fund represents an interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions, and each Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below. Each Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class A

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge, and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of each Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of each Fund is $500 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser’s discretion, apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above(2)	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)    A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases equal to or greater than $1 million but less than $3 million, 0.50% on amounts equal to or greater than $3 million but less than $5 million, and 0.25% on amounts equal to or greater than $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

17

As shown, investors that purchase $1,000,000 or more of each Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed within the first year after their purchase in the amount of the commissions paid on the shares redeemed. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of Contingent Deferred Sales Charges” below.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own where you have paid the applicable sales charge for that prior purchase. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own where you have paid the applicable sales charge for that prior purchase. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund are held as follows and cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•         Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize each Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, each Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of such Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of any Fund sponsored by the Adviser or any of its subsidiaries, and their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
•	Participants who have made purchases through a no-load network or platform that may or may not charge transaction fees for such purchases.
•	Any purchases by clients of the Adviser or purchases referred through the Adviser.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

18

Class C

Class C shares of each Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Under the Fund’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act, Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Additionally, you normally pay a CDSC of 1.00% if you redeem Class C shares during the first year after your initial purchase. The CDSC on Class C shares is waived for certain categories of investors. See “Waiver of Contingent Deferred Sales Charges” below. The minimum initial investment in Class C shares of each Fund is $2,500. The minimum subsequent investment in Class C shares of each Fund is $500.

Years Since Purchase Payment was Made	Dealer Reallowance
First	1.00%
Thereafter	0.00%

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If a Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example illustrates the operation of the Class C CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Waiver of Contingent Deferred Sales Charges

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. The CDSC applicable to Class A and Class C shares is currently waived for:

•	Any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares.
•	Any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan.
•	Any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.
•	Any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares.
•	Any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA.
•	Up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan.
19

•	Redemptions by Trustees, officers and employees of any of the Trust and by directors, officers and employees of the Distributor, the Adviser or its affiliates.
•	Redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus.
•	Involuntary redemptions caused by operation of law.
•	Redemptions of shares of a Fund that is combined with another investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction.
•	Redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases.
•	Redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases.
•	Redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution.
•	A redemption by a holder of Class A shares who purchased $1,000,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor.
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees).
•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees.
•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

Class I

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

20

Class R

Class R shares of each Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution fees of up to 0.40% of the average daily net assets of Class R shares. This means that 100% of your initial investment is placed into shares of a Fund. The minimum initial investment in Class R shares of a Fund is $2,500. The minimum subsequent investment in Class R shares of a Fund is $500.

Class R shares are available only to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b)s and most individual retirement accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the Fees and Expenses of each Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express/Overnight Mail
Hanlon Managed Income Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

Regular/Express/Overnight Mail
Hanlon Tactical Dividend and Momentum Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in either Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Hanlon Managed Income Fund at
1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212 for wiring instructions and to notify the respective Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in either Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the respective Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212 for more information about the respective Fund’s Automatic Investment Plan.

21

Minimum and Additional Investment Amounts: The minimum initial investment for Class A, Class C, Class R and Investor Class shares is $2,500. The minimum initial investment for Class I shares is $100,000. The minimum additional investment for Class A, Class C, Class I, Class R and Investor Class shares is $500. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from either Fund. Each Fund reserves the right to waive or change any investment minimum requirement. These minimum investment requirements do not apply to investors who purchase shares through certain advisory programs offered by financial intermediaries. Investors purchasing shares through these programs should consult their financial intermediary for information about any minimum investment requirements.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to either the Hanlon Managed Income Fund or the Hanlon Tactical Dividend and Momentum Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the respective Fund receives your application or request in good order. All requests received in good order by each Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•         the name of a Fund;

•         the dollar amount of shares to be purchased;

•         a completed purchase application or investment stub; and

•	check payable to the “Hanlon Managed Income Fund” or the “Hanlon Tactical Dividend and Momentum Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with a Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Hanlon Managed Income Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

Regular/Express/Overnight Mail
Hanlon Tactical Dividend and Momentum Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the applicable Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as

22

designated on your application. To redeem by telephone, call the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, its transfer agent, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Each Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in either Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the respective Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212 for more information about the respective Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the respective Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.”

To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the respective Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•         you request a redemption to be made payable to a person not on record with the applicable Fund;

•         you request that a redemption be mailed to an address other than that on record with the applicable Fund;

•         the proceeds of a requested redemption exceed $50,000;

•         any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•	your address was changed within 30 days of your redemption request.

23

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm the respective Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

•         Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;

•         Rejecting or limiting specific purchase requests; and

•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the respective Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Fund or any Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the respective Fund’s Market Timing Trading Policy to their customers who invest indirectly in the respective Fund, each Fund is limited in its ability to monitor the trading activity or enforce the respective Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

24

EXCHANGE PRIVILEGE

Upon request, eligible beneficial holders of Class A Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class A Shares.

Such an exchange will be effected at the NAV of the Class A Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class C, Class R or Investor Class shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Funds’ transfer agent or calling the Funds at 1-844-828-3212.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less.

The Hanlon Managed Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December. The Hanlon Tactical Dividend and Momentum Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Taxes: The following information is a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds. Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts).

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes.

Income Dividends and Capital Gains: Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income.

Federal taxes on Fund distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. You may qualify for an offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax adviser for further information.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after a Fund has made a distribution.

Non-U.S. Persons: Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications: Each year, the Funds will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAX STATUS.”

25

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), is the distributor for the shares of each Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis.

Distribution Fees: Each class of shares of the Funds, other than Class I shares, has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, up to 1.00% of the Fund’s average daily net assets attributable to Class C and Investor Class shares and up to 0.40% of the Fund’s average daily net assets attributable to Class R shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Adviser, the Distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Fund shares, including affiliates of the Adviser. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that promote the sale of Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary.

To the extent permitted by Securities and Exchange Commission and FINRA rules and other applicable laws and regulations, the Adviser, the Distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Adviser’s, the Distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212 on days the respective Fund is open for business or contact your financial institution. Each Fund will begin sending you individual copies thirty days after receiving your request.

26

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment if all dividends and distributions). This information for the Funds has been derived from the financial statements and financial highlights audited by Grant Thornton, LLP, whose report, along with the Funds' financial statements and related notes, is included in the Funds’ July 31, 2017 annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

Hanlon Managed Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Period Ended
	July 31,		July 31,
	2017		2016 (1)
Net asset value, beginning of period	$10.15		$10.00

Activity from investment operations:
Net investment income (2)	0.35		0.22
Net realized and unrealized gain (loss) on investments	(0.21)		0.07
Total from investment operations	0.14		0.29

Less distributions from:
Net investment income	(0.36)		(0.14)
Net realized gains	(0.12)		—
Return of capital	(0.00	) (3)	—
Total distributions	(0.48)		(0.14)

Net asset value, end of period	$9.81		$10.15	(5)

Total return (4)	1.28%		2.97%

Net assets, at end of period (000’s)	$30,566		$56,249

Ratio of expenses to average net assets (6)	1.50%		1.40	% (7)
Ratio of net investment income to average net assets (8)	3.47%		2.54	% (7)

Portfolio Turnover Rate	933%		599	% (5)

(1)	The Hanlon Managed Income Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(7)	Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

27

FINANCIAL HIGHLIGHTS

Hanlon Managed Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Period Ended
	July 31,		July 31,
	2017		2016 (1)
Net asset value, beginning of period	$10.09		$10.00

Activity from investment operations:
Net investment income (2)	0.26		0.22
Net realized and unrealized gain (loss) on investments	(0.20)		0.04
Total from investment operations	0.06		0.26

Less distributions from:
Net investment income	(0.29)		(0.17)
Net realized gains	(0.12)		—
Return of capital	(0.00	) (3)	—
Total distributions	(0.41)		(0.17)

Net asset value, end of period	$9.74		$10.09

Total return (4)	0.55%		2.73	% (5)

Net assets, at end of period (000’s)	$2,907		$2,315

Ratio of expenses to average net assets (6)	2.25%		2.22	% (7)
Ratio of net investment income to average net assets (8)	2.58%		2.52	% (7)

Portfolio Turnover Rate	933%		599	% (5)

(1)	The Hanlon Managed Income Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(7)	Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

28

FINANCIAL HIGHLIGHTS

Hanlon Managed Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Period Ended
	July 31,		July 31,
	2017		2016 (1)
Net asset value, beginning of period	$10.10		$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.37		(0.05	) (3)
Net realized and unrealized gain (loss) on investments	(0.22)		0.35
Total from investment operations	0.15		0.30

Less distributions from:
Net investment income	(0.37)		(0.20)
Net realized gains	(0.12)		—
Return of capital	(0.00	) (4)	—
Total distributions	(0.49)		(0.20)

Net asset value, end of period	$9.76		$10.10

Total return (5)	1.61%		3.05	% (6)

Net assets, at end of period (000’s)	$340,624		$500,760

Ratio of expenses to average net assets (7)	1.25%		1.36	% (8)
Ratio of net investment income (loss) to average net assets (9)	3.72%		(0.48	)% (3,8)

Portfolio Turnover Rate	933%		599	% (5)

(1)	The Hanlon Managed Income Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	The amount of net investment loss on investment per share for the period ended July 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(4)	Represents less than $0.01 per share.
(5)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(6)	Not annualized.
(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

29

FINANCIAL HIGHLIGHTS

Hanlon Managed Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended		Period Ended
	July 31,		July 31,
	2017		2016 (1)
Net asset value, beginning of period	$10.12		$10.00

Activity from investment operations:
Net investment income (2)	0.33		0.25
Net realized and unrealized gain (loss) on investments	(0.21)		0.06
Total from investment operations	0.12		0.31

Less distributions from:
Net investment income	(0.34)		(0.19)
Net realized gains	(0.12)		—
Return of capital	(0.00	) (3)	—
Total distributions	(0.46)		(0.19)

Net asset value, end of period	$9.78		$10.12	(5)

Total return (4)	1.13%		3.20%

Net assets, at end of period (000’s)	$17,829		$30,376

Ratio of expenses to average net assets (6)	1.65%		1.67	% (7)
Ratio of net investment income to average net assets (8)	3.36%		2.86	% (7)

Portfolio Turnover Rate	933%		599	% (5)

(1)	The Hanlon Managed Income Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(7)	Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

30

FINANCIAL HIGHLIGHTS

Hanlon Tactical Dividend and Momentum Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Period Ended
	July 31,	July 31,
	2017	2016 (1)
Net asset value, beginning of period	$9.58	$10.00

Activity from investment operations:
Net investment income (2)	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.24	(0.45)
Total from investment operations	0.29	(0.39)

Less distributions from:
Net investment income	—	(0.03)
Total distributions	—	(0.03)

Net asset value, end of period	$9.87	$9.58

Total return (3)	3.03%	(3.92	)% (4)

Net assets, at end of period (000’s)	$20,812	$53,517

Ratio of expenses to average net assets (5)	1.53%	1.40	% (6)
Ratio of net investment income to average net assets (5,7)	0.57%	0.75	% (6)

Portfolio Turnover Rate	384%	579	% (4)

(1)	The Hanlon Tactical Dividend & Momentum Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(4)	Not annualized.
(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

31

FINANCIAL HIGHLIGHTS

Hanlon Tactical Dividend and Momentum Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Period Ended
	July 31,	July 31,
	2017	2016 (1)
Net asset value, beginning of period	$9.53	$10.00

Activity from investment operations:
Net investment loss (2,3)	(0.03)	(0.00	) (4)
Net realized and unrealized gain (loss) on investments	0.24	(0.44)
Total from investment operations	0.21	(0.44)

Less distributions from:
Net investment income	(0.06)	(0.03)
Total distributions	(0.06)	(0.03)

Net asset value, end of period	$9.68	$9.53

Total return (5)	2.28%	(4.38	)% (6)

Net assets, at end of period (000’s)	$2,997	$2,778

Ratio of expenses to average net assets (7)	2.28%	2.23	% (8)
Ratio of net investment loss to average net assets (7,9)	(0.31)%	(0.08	)% (4,8)

Portfolio Turnover Rate	384%	579	% (6)

(1)	The Hanlon Tactical Dividend & Momentum Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	The amount of net investment loss on investment per share for the period ended does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(4)	Represents less than $0.01 per share.
(5)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(6)	Not annualized.
(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

32

FINANCIAL HIGHLIGHTS

Hanlon Tactical Dividend and Momentum Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Period Ended
	July 31,	July 31,
	2017	2016 (1)
Net asset value, beginning of period	$9.58	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.07	(0.02	) (3)
Net realized and unrealized gain (loss) on investments	0.24	(0.37)
Total from investment operations	0.31	(0.39)

Less distributions from:
Net investment income	(0.12)	(0.03)
Total distributions	(0.12)	(0.03)

Net asset value, end of period	$9.77	$9.58

Total return (4)	3.28%	(3.88	)% (5)

Net assets, at end of period (000’s)	$137,869	$289,029

Ratio of expenses to average net assets (7)	1.28%	1.44	% (7)
Ratio of net investment income (loss) to average net assets (6,8)	0.81%	(0.17	)% (3,7)

Portfolio Turnover Rate	384%	579	% (5)

(1)	The Hanlon Tactical Dividend & Momentum Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	The amount of net investment loss on investment per share for the period ended July 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(7)	Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

33

FINANCIAL HIGHLIGHTS

Hanlon Tactical Dividend and Momentum Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended	Period Ended
	July 31,	July 31,
	2017	2016 (1)
Net asset value, beginning of period	$9.53	$10.00

Activity from investment operations:
Net investment income (2)	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.23	(0.49)
Total from investment operations	0.27	(0.44)

Less distributions from:
Net investment income	(0.07)	(0.03)
Total distributions	(0.07)	(0.03)

Net asset value, end of period	$9.73	$9.53

Total return (3)	2.85%	(4.38	)% (4)

Net assets, at end of period (000’s)	$33,952	$85,499

Ratio of expenses to average net assets (5)	1.68%	1.66	% (6)
Ratio of net investment income to average net assets (5,7)	0.45%	0.56	% (6)

Portfolio Turnover Rate	384%	579	% (4)

(1)	The Hanlon Tactical Dividend & Momentum Fund commenced operations on September 9, 2015.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends.
(4)	Not annualized.
(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

34

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

  Social Security number and income
  Account transactions and transaction history
  Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share
Questions?	Call 1-402-895-1600

35

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or give us contact information
  provide account information or give us your income information make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. Two Roads Shared Trust does not jointly market.

36

Hanlon Managed Income Fund

Hanlon Tactical Dividend and Momentum Fund

Adviser	Hanlon Investment Management, Inc. 3393 Bargaintown Road Egg Harbor Township, NJ 08234	Independent Registered Public Accounting Firm	Grant Thornton LLP 757 Third Avenue New York, NY 10017
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about each Fund is included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about a Fund, please call the Hanlon Managed Income Fund at 1-844-828-3212 or the Hanlon Tactical Dividend and Momentum Fund at 1-844-828-3212. The SAI, Annual and Semi-Annual reports to shareholders and other information relating to the Funds can be found at www.HanlonFunds.com. You may also write to:

Hanlon Managed Income Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

Hanlon Tactical Dividend and Momentum Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

You may review and obtain copies of each Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22718